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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report   (Date of earliest event reported)                 March 9, 1998


                           ACME METALS INCORPORATED
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            (Exact name of registrant as specified in its charter)


        Delaware                     1-14378                    36-3802419
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(State or other jurisdiction  (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification Number)

   13500 South Perry Avenue, Riverdale, Illinois              60827-1182
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   708-849-2500
                                                  ------------------------------

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(Former name or former address, if changed since last report)


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Item 5.  Other Events.

The following exhibit accompanies this Current Report on Form 8-K:


               Exhibit No.               Description
               -----------               -----------

                  20.1                   Press release issued
                                         on March 18, 1998


This report on Form 8-K reports the cash sale by the Company of its subsidiary, Universal Tool & Stamping Company, Inc., to Dura Automotive Systems, Inc. for approximately $18 million.




                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACME METALS INCORPORATED


Date:  March 18, 1998              By:       /s/ Edward P. Weber, Jr.
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                                             Edward P. Weber, Jr.
                                             Vice President, General Counsel
                                             and Secretary